UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2021

Gladstone Investment Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	814-00704	83-0423116
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 par value per share	GAIN	The Nasdaq Stock Market LLC
6.375% Series E Cumulative Term Preferred Stock, $0.001 par value per share	GAINL	The Nasdaq Stock Market LLC
5.00% Notes due 2026, $25.00 par value per note	GAINN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On August 18, 2021, in connection with a previously announced public offering, Gladstone Investment Corporation (the “Company”) and UMB Bank, National Association, as trustee (the “Trustee”), entered into a Third Supplemental Indenture (the “Third Supplemental Indenture”) to the Indenture, dated May 22, 2020, between the Company and the Trustee (together with the Third Supplemental Indenture, the “Indenture”). The Third Supplemental Indenture relates to the Company’s issuance, offer and sale of $134,550,000 aggregate principal amount of its 4.875% Notes due 2028 (the “Notes”).

The Notes will mature on November 1, 2028, unless previously redeemed or repurchased in accordance with their terms. The interest rate of the Notes is 4.875% per year, and interest on the Notes will be paid on February 1, May 1, August 1 and November 1 of each year, beginning on November 1, 2021. The Notes are the Company’s direct unsecured obligations and rank pari passu with the Company’s existing and future unsecured, unsubordinated indebtedness, including its 5.00% notes due 2026; senior to any series of preferred stock that the Company may issue in the future; senior to any of the Company’s future indebtedness that expressly provides it is subordinated to the Notes; effectively subordinated to any future secured indebtedness of the Company (including indebtedness that is initially unsecured to which the Company subsequently grants security), to the extent of the value of the assets securing such indebtedness; and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s existing or future subsidiaries, including, without limitation, borrowings under the Company’s credit facility.

The Notes may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after November 1, 2023, upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to, but not including, the date fixed for redemption.

The Indenture contains certain covenants, including covenants requiring the Company to comply with Section 18(a)(1)(A) as modified by Section 61(a)(2) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any successor provisions, to comply with Section 18(a)(1)(B) as modified by Section 61(a)(2) of the Investment Company Act, or any successor provisions but giving effect to any no-action relief granted by the Securities and Exchange Commission (the “SEC”) to another business development company and upon which the Company may reasonably rely (or to the Company if the Company determines to seek such similar no-action or other relief), and to provide certain financial information to the holders of the Notes and the Trustee if the Company should no longer be subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are set forth in the Indenture.

The Notes were offered and sold pursuant to the Company’s effective shelf registration statement on Form N-2 (Registration No. 333-232124) previously filed with the SEC, as supplemented by a preliminary prospectus supplement dated August 11, 2021, the pricing term sheet dated August 11, 2021 and a final prospectus supplement dated August 11, 2021. This Current Report on Form 8-K shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The transaction closed on August 18, 2021.

The Company intends to use the net proceeds from the offering to redeem all of the 6.375% Series E Cumulative Term Preferred Stock, to repay a portion of the amount outstanding under its credit facility, to fund new investment opportunities and for other general corporate purposes. The Company intends to re-borrow under its credit facility to make investments in portfolio companies in accordance with its investment objectives depending on the availability of appropriate investment opportunities consistent with its investment objectives and market conditions and for other general corporate purposes.

The description above is only a summary of the material provisions of the Third Supplemental Indenture and the Notes and is qualified in its entirety by reference to copies of the Third Supplemental Indenture and the Notes, respectively, each filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Third Supplemental Indenture between Gladstone Investment Corporation and UMB Bank, National Association, dated as of August 18, 2021.

4.2	Form of Global Note with respect to the 4.875% Notes due 2028, incorporated by reference to Exhibit 4.1 hereto.

5.1	Opinion of Proskauer Rose LLP.

23.1	Consent of Proskauer Rose LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Investment Corporation

Date: August 18, 2021	By:	/s/ Julia Ryan
Julia Ryan Chief Financial Officer and Treasurer